Schedule of Diluted Earning Per Share (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Numerator:
Net income	$ 9,954	$ 6,635	$ 7,862
Dividends accumulated for the period		(4,879)
Net income available to shareholders of ordinary shares	$ 9,954	$ 1,756	$ 7,862
Denominator:
Shares used in computing net income per ordinary shares, diluted	29,704,730	10,765,914	25,245,790